Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Chapter 11
In re SuperMedia Inc., et al	Case No. 13-10545 (KG)
Debtors	Reporting Period: April 1-30, 2013
Jointly Administered
Hon. Kevin Gross

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	13-week Cash Flow Attached
Bank Reconciliation	MOR-1a	Attached
Schedule of Professional Fees Paid	MOR-1b	Attached
Copies of bank statements		N/A
Cash disbursements journals		N/A
Statement of Operations	MOR-2	Attached
Balance Sheet	MOR-3	Attached
Status of Postpetition Taxes	MOR-4	Attached
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Debts	MOR-4	Attached
Listing of aged accounts payable	MOR-4	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Attached
Debtor Questionnaire	MOR-5	Attached

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Clifford E. Wilson	May 17, 2013
Clifford E. Wilson	Date
Vice President - Assistant Treasurer
SuperMedia Inc.
Signature of Authorized Individual

Clifford E. Wilson	May 17, 2013
Vice President - Assistant Treasurer	Date
SuperMedia Inc.
Printed Name of Authorized Individual

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.  This Monthly Operating Report has been prepared based on information available to the Debtors at this time, and such information may be incomplete in certain respects. All information contained herein is unaudited and subject to future adjustment, which could be material.  Certain assumptions have been made as noted therein.  In addition, the Debtors maintain certain liabilities on their balance sheets (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Debtors and no conclusion as to the legal obligation is made by the presentation herein.  Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 proceedings.  The Debtors reserve all rights to amend, modify or supplement this Monthly Operating Report.

MOR

(04/07)

In Re:	Chapter 11
SuperMedia., et al.	Case Number: 13-10545 (KG)
Debtors	Jointly Administered
Hon. Kevin Gross

MOR-1

SuperMedia Inc.

Cash Flow Actuals

For the Period March 18, 2013 through March 31, 2013 and April 1, 2013 through April 30, 2013

And Cash Flow Projections

For the Period March 18, 2013 through June 14, 2013

Monthly Operating Report

MOR 1

Cash Flow Projections for the 13 Week Period

Beginning March 18, 2013 and Ending June 14, 2013

$ In thousands

	Mar		Apr		May	Jun	13-WKS
Consolidated Cash Flows	Frcst	Actual	Frcst	Actual	Frcst	Frcst	Frcst
Cash receipts
Local	43,575.0	46,092.2	91,300.0	88,728.6	91,300.0	41,000.0	267,175.0
National	5,250.0	4,706.1	11,000.0	8,195.4	11,000.0	4,800.0	32,050.0
Other	—	—	—	—	—	—	—
Cash receipts, total	48,825.0	50,798.3	102,300.0	96,924.0	102,300.0	45,800.0	299,225.0

Disbursements
Administrative & Selling	(12,375.1)	(11,550.5)	(24,872.3)	(24,897.3)	(24,578.0)	(12,289.0)	(74,114.4)
Inventory Purchases	(2,063.0)	(2,229.3)	(9,000.0)	(7,630.1)	(8,586.7)	(4,293.3)	(23,943.1)
Secured / Rental / Leases	(1,528.8)	(1,533.9)	(1,800.0)	(1,679.3)	(1,808.1)	(904.1)	(6,041.0)
Insurance	(0.3)	(0.3)	—	(619.9)	—	—	(0.3)
Payroll (includes payroll taxes)	(9,329.2)	(9,329.2)	(23,000.0)	(21,263.5)	(21,000.0)	(10,500.0)	(63,829.2)
Sales, Use and Other Taxes	(422.8)	(422.8)	(14,100.0)	(15,928.5)	(2,100.0)	(25,400.0)	(42,022.8)
Other	(830.8)	(830.8)	(1,300.0)	(427.0)	(2,000.0)	(1,000.0)	(5,130.8)
Professional Fees	—	—	(1,000.0)	(8,560.7)	(1,000.0)	(500.0)	(2,500.0)
US Trustee Fees	—	—	(120.0)	—	(120.0)	—	(240.0)
Court Costs	—	—	—	—	—	—	—
Interest Expense	(37,875.4)	(37,875.4)	—	(14,340.9)	—	—	(37,875.4)
Disbursements, total	(64,425.4)	(63,772.2)	(75,192.3)	(95,347.2)	(61,192.8)	(54,886.4)	(255,696.9)

Net cash flow before Excess Cash Flow Payments	(15,600.4)	(12,973.9)	27,107.7	1,576.9	41,107.2	(9,086.4)	43,528.1

Beginning cash	165,000.0	165,000.0	152,026.1	152,026.1	153,603.0	173,051.1	165,000.0
Plus: net cash flow	(15,600.4)	(12,973.9)	27,107.7	1,576.9	41,107.2	(9,086.4)	43,528.1
Less: Excess Cash Flow Payment	—	—	—	—	(21,659.1)	—	(21,659.1)
Ending cash	149,399.6	152,026.1	179,133.8	153,603.0	173,051.1	163,964.7	186,869.0

Business Unit Allocation of Cash Disbursements		Mar Dist Spending	Apr Dist Spending
SuperMedia Inc.	(VDDC)	37,875.4	14,340.9
SuperMedia LLC	(DCORP)	2,802.4	11,915.3
SuperMedia Sales Inc.	(DSALE)	8,716.0	46,808.0
SuperMedia Services Inc.	(DDIST)	14,378.4	22,283.0

Schedule Notes:

This cash flow estimate contains two partial periods beginning on the petition date, March 18, 2013 and ending on June 14, 2013.

The beginning cash balance is as of the petition date, March 18, 2013.

Since the first quarter interest payment of $37.9M was made on the last business day of the first quarter, the initial partial period beginning March 18, 2013 and ending March 31, 2013 includes the interest payment for the entire quarter. The interest payment of $14.3M made in April, was required upon emergence from Chapter 11 bankruptcy.

The partial period beginning June 1, 2013 and ending on June 14, 2013 does not include the quarter’s interest payment as it is scheduled to be paid on June 30, 2013.

The Sales, Use and Other Taxes line itme for Q2 contains two FIT payment: $14.1M paid in April 2013 and $22M payable on June 14, 2013.

FORM MOR-1

(04/07)

In Re:	Chapter 11
SuperMedia., et al.	Case Number: 13-10545 (KG)
Debtors	Reporting Period:_April 1-30, 2013
Jointly Administered
Hon. Kevin Gross

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Note:  The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.  The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

FORM MOR-la

(04/07)

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
N/A	3/18 to 4/30/2013	N/A	N/A	N/A	N/A	0	0	0	0

FORM MOR-lb

(04/07)

SuperMedia

Month - Actuals

Income Statement - Consolidated ( $ Thousands )

04/30/13

	April 1-30, 2013
	Actuals	Actuals	Actuals	Actuals	Actuals
	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Total

SALES
Gross Revenue	97,470	0	0	0	97,470
Sales Allowances/Claims	(1,707)	0	0	0	(1,707)
Total Net Revenue	95,763	0	0	0	95,763

Selling Commissions	8,172	0	0	0	8,172

Cost of Sales	43,098	(12,685)	(20,850)	0	9,563

GROSS MARGIN	44,493	12,685	20,850	0	78,028
% MARGIN					81%

GENERAL & ADMINISTRATION EXPENSE
Employee Salary & Wages	4,568	5,379	8,179	0	18,126
Sales Employee Incentives	(6,317)	1	6,316	0	(0)
Payroll Tax Expense	207	416	1,085	0	1,709
Other Employee Pension&Benefit	(8,410)	965	2,245	(839)	(6,039)
Total Employee Related Expense	(9,952)	6,761	17,826	(839)	13,796
Sales	(2)	0	2	0	0
Publishing Exp	5	501	49	0	555
Printing / Distribution	3	(19)	17	0	1
Total Operations Expense	7	482	67	0	556
Marketing / Advertising	319	4,322	250	0	4,891
Information_Tech_Exp	9	1,178	0	0	1,187
Building & Grounds	593	242	830	0	1,665
Total Support Services	921	5,743	1,080	0	7,744
Claims Expense	33	0	22	0	55
Contract Services Exp	9,626	3,224	95	0	12,945
Consulting Services	299	4	0	0	303
Corporate Charges	0	0	0	0	0
Office Supp/Furniture/Equipmnt	49	130	82	0	261
Freight/Postage Expense	173	465	6	0	644

FORM MOR-2

(04/07)

	April 1-30, 2013
	Actuals	Actuals	Actuals	Actuals	Actuals
	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Total

Dues-Subscrptn-Mbrshp-Contribu	23	5	128	0	156
Employment Expense	7	0	0	0	7
Employee Travel & Entertainmen	76	176	474	0	726
Employee Education & Training	4	1	1	0	6
Telephone Expense	91	456	160	0	707
Automobile Expense	5	3	561	0	568
Other Expense	9,039	(7,397)	(1,971)	839	510
General Liability Insurance	458	0	8	0	466
Total Other Controllable Expense	19,883	(2,934)	(433)	839	17,355
Bad Debt Exp	2,030	0	0	0	2,030
Depreciation/Amortization Exp	8,424	1,810	62	0	10,296
State and Local Taxes	334	112	21	8	476
Total Other Non-Controllable Expense	10,788	1,922	83	8	12,802
Total General & Administrative Expenses	21,647	11,975	18,623	8	52,254

OPERATING INCOME	22,846	710	2,227	(8)	25,774
% MARGIN	24%				27%

Interest (Income) / Expense	(17,653)	(2,142)	801	31,693	12,699
Currency Transactn (Gain)/Loss	0	0	0	0	0
Total Non-Operating Expenses	(17,653)	(2,142)	801	31,693	12,699

Income Before Taxes	40,498	2,853	1,426	(31,702)	13,075

Federal & State Income Taxes
Income Taxes	18,956	1,303	736	(13,223)	7,770

Net Income	$21,543	$1,550	$690	$(18,478)	$5,305

SuperMedia

Balance Sheet by Legal Entity ( $ Thousands )

04/30/2013

	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Eliminations	CONSOLIDATED
Assets
Current Assets

Cash and Equivalents	153,531	0	(0)	0	0	153,530

Current Notes Receivable/Payable	2,069,983	230,853	11,650	0	(2,312,713)	(227)

Trade - Billed - Local	124,701	0	0	0	0	124,701
Trade - Billed - National	13,912	0	0	0	0	13,912
Trade - Billed - TOTAL	138,613	0	0	0	0	138,613
Other Recievables	0	(0)	(2)	0	0	(2)
Unbilled Receivable	1,832	0	0	0	0	1,832
Affiliate Accounts Receivable	(14,774)	(17,758)	22,906	0	9,293	(334)
Allowance for Doubtful Accounts	(34,707)	0	0	0	0	(34,707)
Accounts Receivable (Net of Allowance)	90,964	(17,759)	22,904	0	9,293	105,402

Deferred Directory Costs	107,276	14,513	0	0	0	121,790

Interest Receivable	17,290	2,142	(802)	(18,633)	0	(2)
Total Prepayments	12,670	209	706	8,000	0	21,585
Other Current Assets	4	0	0	0	0	4
Prepaid expenses and Other	29,963	2,352	(96)	(10,633)	0	21,587

Total Current Assets	2,451,718	229,959	34,458	(10,633)	(2,303,420)	402,083

Property, Plant, and Equipment	8,139	111,456	6,803	0	0	126,398
Accumulated Depreciation	(5,931)	(66,758)	(3,752)	0	0	(76,441)
Property, Plant & Equipment, net	2,208	44,698	3,051	0	0	49,957

Goodwill	0	0	0	703,632	0	703,632

Gross Software Capitalization	54	111,086	39	0	0	111,179
Accum Amort Software Cap	0	(97,637)	(39)	0	0	(97,676)
Other Intangibles	173,253	0	0	0	0	173,253
Other Intangible Assets, net	173,307	13,449	0	0	0	186,755

Pensions	0	0	0	59,070	0	59,070

Other Noncurrent Assets	147,933	482	175	2,217,846	(2,363,298)	3,138
Other	147,933	482	175	2,217,846	(2,363,298)	3,138

TOTAL ASSETS	2,775,165	288,587	37,684	2,969,916	(4,666,718)	1,404,634

FORM MOR-3

(04/07)

	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Eliminations	CONSOLIDATED

Liabilities & Stockholders Equity
Current Liabilities

Debt Maturing within one year	242,730	5,312	100,544	2,000,127	(2,312,713)	36,000

Accounts Payable - Nonaffiliate	3,094	6,511	187	0	0	9,793
Accounts Payable - Affiliate	5,156	(22,250)	6,451	1,012	9,293	(337)
Accrued Payroll	316	717	5,125	0	0	6,159
Accrued Vacation	2,559	4,577	5,226	0	0	12,362
Accrued Medical and Other Insurance	4,206	5	5	0	0	4,216
Additional Employee Compensation Plans	22,635	1,980	2,815	0	0	27,430
Other Accrued Payroll Benefits	2,990	(133)	367	0	0	3,223
Accrued General Taxes	10,163	2,693	317	164	0	13,338
Accrued Income Tax	73,085	26,667	7,618	(97,941)	0	9,429
Accrued Interest - Nonaffiliate	0	0	0	458	0	458
Accrued Other Liabilities	2,511	20,184	56	0	0	22,752
Accounts Payable and Accrued Liabilities	126,716	40,951	28,168	(96,307)	9,293	108,822

Other Curr Liab - Unearned Revenue	386,078	0	0	0	0	386,078
Other Curr Liab - A/R Unbilled	(327,179)	0	0	0	0	(327,179)
Deferred Revenue	58,899	0	0	0	0	58,899

Current Deferred Income Taxes	6,607	(3,284)	(3,662)	0	0	(339)
Advanced Billing and Payments	14,679	0	0	0	0	14,679
Other Curr Liab - Other	455	76	177	0	0	708
Other	21,741	(3,208)	(3,485)	0	0	15,048

Total Current Liablilities	450,087	43,055	125,227	1,903,820	(2,303,420)	218,769

Long Term Debt	0	0	0	1,405,991	0	1,405,991

Qualified Pension Liabilities	0	0	0	29,112	0	29,112
Supplemental Exec Retire Plan	8,715	0	0	0	0	8,715
FAS 106 - OPEB Liabilities	11,158	0	1,107	0	0	12,265
Long Term Disablility Liab	51,552	0	0	0	0	51,552
Severance Liabilities	1,146	0	0	0	0	1,146
Restricted Stock Liability	(2,575)	920	1,655	0	0	0
Employee Benefit Obligations	69,996	920	2,762	29,112	0	102,790

	SuperMedia LLC	SuperMedia Services Inc.	SuperMedia Sales Inc.	SuperMedia Inc.	Eliminations	CONSOLIDATED
Deferred Income Tax Liabilities	37,236	9,420	(347)	24,801	0	71,110
Unrecognized Tax Ben - Noncurrent (FIN48)	0	0	0	45,218	0	45,218
Other Noncurrent Liabilities	37,236	9,420	(347)	70,019	0	116,328

Common Stock	3	50	2	156	(55)	156

Additional Paid-in Capital	297,642	157,045	28,069	214,756	(482,757)	214,756

Retained Earnings	1,840,694	78,097	(118,029)	(698,729)	(1,800,979)	(698,946)

Accumulated Other Comp Income	79,507	0	0	44,791	(79,507)	44,791

Total Equity	2,217,846	235,192	(89,958)	(439,026)	(2,363,298)	(439,243)

TOTAL LIABILITIES AND EQUITY	2,775,165	288,587	37,684	2,969,916	(4,666,718)	1,404,634

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

NOTE:  Debtors are current with all fiduciary taxes.

SUMMARY OF UNPAID DEBTS

	Number of Days Past Due
($ Thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable and Accrued Liabilities	$108,822					$108,822
Other: Senior Secured Debt Obligations-Current	$36,000					$36,000
Other: Other Current Liabilities	$15,048					$15,048
Other: Senior Secured Debt Obligations-Long Term	$1,405,991					$1,405,991
Other: Employee Benefit Obligations (Non-Current)	$102,790					$102,790
Other: Other Non-Current Liabilities	$116,328					$116,328
Total Debts	$1,784,979	$0	$0	$0	$0	$1,784,979

NOTE:  See attached Balance Sheet (Schedule MOR 3) for the detail accounts of Accounts Payable and Accrued Liabilities, Other Current Liabilities, Employee Benefit Obligations, and Other Non-Current Liabilities.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

($ Thousands)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period (April 1, 2013)	$115,022
+ Amounts billed during the period (including change in allowance for doubtful a/c’s)	$87,834
- Amounts collected during the period	$(97,120)
Total Accounts Receivable at the end of the reporting period (April 30, 2013)	$105,736

Accounts Receivable Aging	Amount
0 - 30 days old	$79,569
31 - 60 days old	$21,361
61 - 90 days old	$9,945
91+ days old	$29,568
Total Accounts Receivable	$140,443
Amount considered uncollectible (Bad Debt)	$(34,707)
Accounts Receivable (Net)	$105,736

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		✓
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	✓
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	✓

5.   Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

✓

FORM MOR-5

(04/07)